EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements, File Nos. 333-06133 and 333-06145.


                                         /s/ Arthur Andersen LLP

Minneapolis, Minnesota,
  March 24, 1999